SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                 iBX GROUP, INC.
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               (Exact name of Registrant as specified in charter)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest Reported event): November 5, 2001


           Florida                  333-36666                  65-0810941
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(State or other jurisdiction       (Commission                (IRS Employer
      Of incorporation)              File No.)                  I.D.  No.)


     350 NW 12th Ave.  Deerfield Beach, Florida                33442
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      (Address of principal executive offices)               (Zip code)


             4950 West Prospect Road Fort Lauderdale, Florida 33309
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                 (Former Address of principal executive offices)


Registrant's Telephone Number, including area code        (954) 426-6056
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Item 4.  Changes in Registrant's Certifying Public Accountant

         A. Feldman, Sherb & Company, P.C. (The "Former Accountant") was dismissed as independent certified public accountant and independent auditor for iBX Group, Inc. (the "Company") on November 5, 2001. The Company's decision to change accountant was approved by its Board of Directors on November 5, 2001. At the same time, the Company chose to engage the accounting firm of Salberg & Company, P.A. to serve as independent certified public accountant and independent auditor. The engagement was confirmed by Salberg & Co. on November 5, 2001. The Company did not consult with Salberg and Company, P.A., regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the company's financial statements, and no written or oral advice was provided by Salberg & Company, P.A. that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

         With the acquisition of PriMed by the Company, Management felt that it would be in their best interest to retain a local independent certified public accountant and auditor.

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         The Former Accountant report on the financial statements for the
Company did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

         B. There were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resoled to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         C. The report of the Former Accountant on the financial statements of the Company for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended December 31, 2001, and through the date of this report, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods.

Item 7.           Financial Statements and Exhibits

         16.1 Letter dated November 6, 2001 from Feldman, Sherb & Company, P.C. regarding the disclosure in this filing on Form 8-k.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report of be signed on its behalf by the undersigned hereto duly authorized.


DATE:   November 5, 2001                iBX Group, Inc.

                                        /s/Evan Brovenick
                                        ------------------------
                                        BY: Evan Brovenick, pres








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